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                           CALAMOS(R) FAMILY OF FUNDS
                          ---------------------------

       SUPPLEMENT DATED AUGUST 4, 2000 TO PROSPECTUS DATED AUGUST 1, 2000

PURCHASES OF CLASS B SHARES OF EACH FUND AND EACH CLASS OF CONVERTIBLE TECHNOLOGY FUND
Class B shares of each Fund and each class (Class A, B, C and I shares) of Convertible Technology Fund will not be available for purchase until September 11, 2000.

TRANSFER AGENT
Until September 11, 2000, PFPC, Inc. will be the Funds' transfer agent. If you wish to purchase or sell shares, please write or call the transfer agent at:

       211 South Gulph Road
       P.O. Box 61767
       King of Prussia, PA 19406
       800.823.7386

Commencing September 11, 2000, the Funds' transfer agent will be Firstar Mutual Fund Services LLC, whose phone number and address are stated on pages 69-70 of the prospectus.